UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 11, 2006

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On August 11, 2006, International Rectifier Corporation (the “Company”) entered into the First Amendment to the Amended and Restated Rights Agreement (the “Amendment”) with Mellon Shareholder Services (“Mellon”) (f/k/a ChaseMellon Shareholder Services L.L.C.), as Rights Agent.  The Amendment extends the expiration date of the Amended and Restated Rights Agreement, dated as of December 15, 1998 (the “Rights Agreement”), between the Company and Mellon from August 14, 2006 until November 21, 2006, while the Rights Agreement remains under review by the Company.

Item 3.03.              Material Modification to Rights of Security Holders.

See Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2006	INTERNATIONAL RECTIFIER CORPORATION

	By	/s/ Donald R. Dancer
Name: Donald R. Dancer
Title:Secretary and General Counsel